UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 7, 2004

MAPINFO CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	0-23078	06-1166630
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

ONE GLOBAL VIEW, TROY, NEW YORK 12180
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (518) 285-6000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K of MapInfo Corporation (the "Company") dated September 7, 2004 to include the financial statements of Southbank Systems Limited ("Southbank") and pro forma information identified in Item 9.01.

Item 9.01 Financial Statements and Exhibits

(a) Pro Forma Financial Information
The unaudited pro forma financial information required by this item is included in Exhibit 99.2 hereto. This information includes the Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2004, which assumes the Company's acquisition of Southbank (the "Acquisition") occurred on June 30, 2004; the Unaudited Condensed Consolidated Pro Forma Income Statement for the nine-month period ended June 30, 2004; and the Unaudited Condensed Consolidated Pro Forma Income Statement for the year-ended September 30, 2003. Both income statements are presented to reflect the Acquisition as if it occurred on October 1, 2002.

(b) Financial Statements of Business Acquired

The audited financial statements of Southbank and Moleseye Limited ("Moleseye"), Southbank's wholly owned subsidiary, which Southbank acquired on June 30, 2004, for the years ended December 31, 2003 and 2002, are included as Exhibit 99.3 hereto. Also included in Exhibit 99.3, are proforma condensed consolidated financial statements combining Southbank and Moleseye for the year ended December 31, 2003 and nine months ended June 30, 2004.

(c) Exhibits.

The following Exhibits are filed with this Form 8-K.

Exhibit No.	Description
2.1*	Share Purchase Agreement between the shareholders of Southbank Systems Limited named therein and MapInfo UK Limited dated September 7, 2004.

99.1*	MapInfo Corporation Press Release dated September 7, 2004, announcing the definitive agreement to acquire all of the outstanding shares of Southbank Systems Limited.

99.2

Unaudited Condensed Consolidated Pro Forma Financial Statements, including the Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2004, the Unaudited Condensed Consolidated Pro Forma Income Statement for the nine months ended June 30, 2004, and the Unaudited Condensed Consolidated Pro Forma Income Statement for the year September 30, 2003.

99.3

Audited Historical Financial Statements of Southbank Systems Limited and Moleseye Limited for the fiscal years ended December 31, 2003 and 2002, and unaudited proforma condensed consolidated financial statements for Southbank Systems and Moleseye Limited for the fiscal years ended December 31, 2003 and nine months ended June 30, 2004.

* Previously filed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MapInfo Corporation

Date: November 23, 2004	By: /s/ K. Wayne McDougall
K. Wayne McDougall Vice President and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description
2.1*	Share Purchase Agreement between the shareholders of Southbank Systems Limited named therein and MapInfo UK Limited dated September 7, 2004.

99.1*	MapInfo Corporation Press Release dated September 7, 2004, announcing the definitive agreement to acquire all of the outstanding shares of Southbank Systems Limited.

99.2

Unaudited Condensed Consolidated Pro Forma Financial Statements, including the Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2004, the Unaudited Condensed Consolidated Pro Forma Income Statement for the nine months ended June 30, 2004, and the Unaudited Condensed Consolidated Pro Forma Income Statement for the year September 30, 2003.

99.3

Audited Historical Financial Statements of Southbank Systems Limited and Moleseye Limited for the fiscal years ended December 31, 2003 and 2002, and unaudited proforma condensed consolidated financial statements for Southbank Systems and Moleseye Limited for the fiscal years ended December 31, 2003 and nine months ended June 30, 2004.

* Previously filed.